PROJECT IMPACTS PROJECTS
(1984–PRESENT*)

$39.7B total economic benefits	$16.4B personal income including wages and benefits, with $8.3 billion for construction workers	$5.2B tax revenues ($1.7 billion state/local and $3.5 billion federal)
192.7M hours of on-site union construction work created	216.0K total jobs generated across communities	124.6K housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact fgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of September 30, 2022. Economic impact data is in 2021 dollars and all other fgures are nominal.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	847	1,705,390
Bricklayers (including tile setters)	6,064	12,198,390
Carpenters	17,359	34,961,030
Cement Masons	3,652	7,276,420
Electrical Workers	14,486	29,120,420
Elevator Constructors	682	1,369,140
Insulators	1,206	2,425,090
Ironworkers	2,715	5,461,600
Laborers	12,524	25,170,230
Operating Engineers	3,445	6,922,920
Other	7,061	14,191,840
Painters	7,581	15,242,280
Plumbers	10,545	21,198,110
Roofers	3,156	6,347,240
Sheet Metal Workers	3,039	6,109,970
Teamsters	1,472	2,958,260
Grand Total	95,835	192,658,330

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.